Exhibit 99.1

Rice Acquisition Corp. to Combine Aria Energy and Archaea Energy into the Industry-Leading Renewable Natural Gas Platform

•	Combined company is a proven and profitable business today with estimated 2021 EBITDA of $65 million, which is expected to grow to $327 million in 2024.

•	Expect to contract 60-70% of renewable natural gas volumes under 10-20 year, fixed-price arrangements with investment-grade buyers.

•	At $10 per share, the combined Company’s enterprise value of $1.15 billion implies a valuation multiple of 8.2x estimated 2022 EBITDA and 3.5x estimated 2024 EBITDA.

•	Rice Acquisition Corp.’s heavily oversubscribed and upsized PIPE obtained $300 million in commitments led by institutional investors including The Baupost Group, BNP Paribas Energy Transition Fund, CIBC, Goldman Sachs Asset Management LP1, and Wellington Management.

Carnegie, PA, April 7, 2021 – Rice Acquisition Corp. (NYSE: RICE) (“RAC”), a special purpose acquisition company focused on the energy transition sector, today announced an agreement to enter into a business combination with Aria Energy LLC (“Aria”) and Archaea Energy LLC (“Archaea LLC”), which will create the industry-leading renewable natural gas (“RNG”) platform. The combined Company will be named Archaea Energy (the “combined Company”), with an experienced executive team comprised of leaders from Archaea LLC and Aria. The transaction is expected to close in the third quarter of 2021 and the combined Company plans to be listed on the NYSE under the ticker symbol “LFG”.

RAC is led by former executives of Rice Energy, which merged with EQT (NYSE: EQT) to become the largest U.S. natural gas producer. Daniel Rice IV, CEO of RAC, led Rice Energy’s growth from a start-up to the eventual $10 billion sale to EQT in 20172.

“Early in our acquisition search we identified landfill gas (“LFG”) as the most predictable, cost-effective, and environmentally beneficial feedstock to help organizations achieve their carbon neutrality goals,” said RAC CEO Daniel Rice. “We became determined to create a leading RNG platform, and I believe bringing together Archaea LLC and Aria goes beyond that; I think we’ve created a new paradigm in RNG development. The combination of these companies’ respective skills and assets instantly creates a proven, technology-driven LFG developer that’s operating at scale today with a deep inventory of highly economic, low-risk growth projects to meet the ever-growing RNG demand. The combined Company’s industry-leading growth is supported with innovative, long-term fixed-price offtake agreements to ensure it achieves its economic goals, while also helping its customers achieve their long-term climate goals. This places Archaea on a short list of companies that can generate sustainable and compelling risk-adjusted returns while significantly reducing GHG emissions.”

Nicholas Stork, co-founder and CEO of Archaea LLC and CEO of the combined Company, added: “We are on a mission to transform the role of RNG in empowering organizations to decarbonize and achieve their sustainability goals. In Aria, we found an irreplicable asset base and a team who shares our vision to harness the power of RNG and help both landfill owners/operators and investment-grade buyers of RNG meet their sustainability targets. The new capital raised will accelerate the combined Company’s growth and solidify its leadership in the industry.”

[1]	Acting as investment advisor on behalf of client accounts.
[2]	Rice Energy sold to EQT Corporation in 2017 for $8.2bn. Rice Midstream Partners sold to EQT Midstream Partners in 2018 for $2.4bn.

Investment Highlights:

•	The business combination is expected to create the industry-leading platform in the U.S. to capture and convert waste emissions from landfills and anaerobic digesters into low-carbon RNG, electricity, and green hydrogen.

•	Aria, a portfolio company of funds managed by the Infrastructure and Power strategy of Ares Management Corp (NYSE: ARES) (“Ares”), is being acquired for $680 million and brings a comprehensive portfolio of operational LFG assets, best-in-class operating experience, and a deep inventory of greenfield LFG-to-RNG projects and electric-to-RNG conversion opportunities.

•	Archaea LLC is being acquired for $347 million and brings leading RNG technology professionals, a deep inventory of LFG-to-RNG projects – including the world’s largest RNG plant currently under construction (“Project Assai”) – an innovative commercial strategy, groundbreaking low-cost carbon sequestration, and negative-carbon LFG-to-green hydrogen development projects currently in the design stage.

•	Pro forma for the transaction, the combined Company will have over $350 million of cash on the balance sheet, providing ample liquidity to fund its pipeline of development projects and bridging the combined Company to free cash flow generation starting in 2023.

•	The combined Company will be led by a majority-independent board consisting of executives Daniel J. Rice, IV, Kyle Derham, Kate Jackson, Joe Malchow, and Jim Torgerson of RAC; Nicholas Stork, CEO of Archaea; and Scott Parkes of Ares.

Additional Information on Acquisition Rationale and Process

Archaea Energy, the combined Company, is tackling one of the world’s most important climate problems. U.S. landfills are expected to grow from approx. 8 billion tons of waste in place in 2020 to 13 billion tons by 2050, which is expected to increase LFG emissions from 1.9 Bcf/d in 2020 to 2.8 Bcf/d by 2050. Capturing these emissions, comprised of ~50% methane and ~35% CO2, has the same environmental benefit as electrifying 75% of U.S. passenger vehicles.

LFG has a very predictable, 20-30 year production profile, and when coupled with continued growth in U.S. landfill waste for the next 20-30 years, creates 40-60 years of unparalleled LFG feedstock visibility. Compared to other renewable fuels, LFG-to-RNG developed by the combined Company is lower cost, more predictable, better for the environment, and more effective in reversing the impacts of climate change.

Aria Energy LLC is a market leader in the North American LFG sector, having developed or constructed more than 50 projects over the last 25 years. Aria is led by seasoned industry veterans including Richard DiGia, CEO, and has approximately 100 highly trained plant operators across the U.S., with a strong safety and environmental track record. Under Ares’ 13-years of ownership, Aria has grown through internal project development and the strategic consolidation of several of the largest and most experienced companies in the LFG-to-renewable energy space, including Landfill Energy Systems, Innovative Energy Systems, and Timberline Energy.

Andrew Pike, co-head of Ares’ Infrastructure and Power strategy, stated: “With the combination of Archaea LLC and Aria, RAC has created a scaled and growth-oriented premier platform that will be guided by a seasoned management team positioned for even greater success through continued decarbonization of the natural gas grid.”

Archaea Energy LLC was founded in 2018 by landfill owners and RNG technologists with the goal of building a cost-efficient solution for generating high-BTU RNG projects in the U.S. Archaea LLC’s development strategy and industry-leading gas separation expertise enables it to capture and convert LFG emissions with lower development costs. Its team helped design, build, or develop key gas processing systems for the majority of U.S. RNG facilities in operation today. Archaea LLC is actively tapping into a backlog of RNG demand via long-term fixed-price contracts, thereby reducing risks from RIN price volatility, a key differentiator of its commercial strategy compared to other RNG developers. Archaea LLC is also actively developing carbon sequestration projects and deploying on-site renewable power generation to further reduce the carbon intensity of its RNG to zero or negative. Archaea LLC believes it can develop green hydrogen from LFG and RNG at industry-leading costs by deploying proven technology.

Archaea LLC is currently majority-owned and controlled by Rice Investment Group, an affiliate of RAC. RAC created a Special Committee, comprised of the independent directors of RAC (the “Special Committee”), to negotiate the business combination of Aria, Archaea LLC, and RAC, including the purchase price for Aria and Archaea LLC. The Special Committee engaged Moelis & Company LLC as its independent financial advisor and Richards, Layton and Finger, PA as its independent legal counsel for the business combination. 100% of Rice Investment Group’s equity ownership will be rolled into the transaction, with no secondary proceeds, demonstrating confidence in the combined Company’s long-term value proposition. The Rice family is also investing $20 million in the PIPE.

The business combination was recommended to RAC’s board of directors (the “Board”) by the Special Committee, has been approved by the Board based on the Special Committee’s recommendation, and is expected to close in the third quarter of 2021, subject to certain closing conditions, including receipt of approval by holders of a majority of the RAC stock held by stockholders unaffiliated with Rice Investment Group.

Debt Financing

In addition to the PIPE capital, RAC has secured $340 million of debt commitments from Comerica Bank’s Environmental Services Department.

Advisors

Moelis & Company LLC acted as financial advisor to the Special Committee. Richards, Layton and Finger PA served as legal counsel to the Special Committee. Kirkland & Ellis LLP served as legal counsel to RAC. Pillsbury Winthrop Shaw Pittman LLP served as legal counsel to Archaea LLC. Barclays acted as financial advisor to Aria. Orrick served as legal counsel to Aria and Ares. Citi and Jefferies LLC acted as lead placement agents and Roth Capital Partners LLC acted as co-placement agent on the PIPE.

Investor Presentation

For more information, please view the investor presentation here. The Archaea Energy website is www.archaeaenergy.com. A recorded presentation from management discussing the business combination will be available here on April 7th at 6:00pm Eastern Time and a transcript of this webcast will be filed by RAC with the SEC.

About Rice Acquisition Corporation

Rice Acquisition Corp. is led by former executives of Rice Energy and EQT, the largest natural gas producer in the U.S. We intend to leverage our expertise building industry-leading energy production companies to develop the world’s clean energy supply.

About Ares Management Corporation

Ares Management Corporation is a leading global alternative investment manager operating integrated groups across Credit, Private Equity, Real Estate and Strategic Initiatives. Ares Management’s investment groups collaborate to deliver innovative investment solutions and consistent, attractive investment returns for fund investors throughout market cycles. As of December 31, 2020, Ares Management’s global platform had approximately $197 billion of assets under management with more than 1,450 employees operating across North America, Europe, Asia Pacific and the Middle East. For more information, please visit www.aresmgmt.com.

About Ares Infrastructure and Power

Ares Infrastructure and Power (“AIP”) provides flexible capital across the climate infrastructure, natural gas generation, and energy transportation sectors. AIP leverages a broadly skilled and cohesive team of more than 25 investment professionals with deep domain experience and has deployed over $9 billion of capital in more than 200 different infrastructure and power assets and companies as of December 31, 2020.

Investor Relations

Kyle Derham

kyle@riceinvestmentgroup.com

Media Relations

Montieth M. Illingworth

montieth@montiethco.com

Forward Looking Statements

This press release includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “might,” “will,” “would,” “could,” “should,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions, although not all forward looking statements contain such identifying words. All statements other than historical facts are forward looking statements. Such statements include, but are not limited to, statements concerning the business combination; the PIPE offering; market conditions and trends; earnings, performance, strategies, prospects and other aspects of the businesses of RAC, Aria, Archaea LLC and the combined Company. Forward looking statements are based on current expectations, estimates, projections, targets, opinions and/or beliefs of RAC, Archaea LLC and/or Aria, and such statements involve known and unknown risks, uncertainties and other factors.

The risks and uncertainties that could cause those actual results to differ materially from those expressed or implied by these forward looking statements include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed business combination and any transactions contemplated thereby; (b) the ability to complete the transactions contemplated by the proposed business combination due to the failure to obtain approval of the stockholders of RAC, or other conditions to closing of the proposed business combination; (c) the ability to meet NYSE’s listing standards following the consummation of the transactions contemplated by the proposed business combination; (d) the risk that the proposed transactions disrupt current plans and operations of Aria, Archaea or their subsidiaries as a result of the announcement and consummation of the transactions described herein; (e) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of the combined Company to grow and manage growth profitably and retain its management and key employees; (f) costs related to the proposed business combination and related transactions; (g) the possibility that Aria or Archaea may be adversely affected by other economic, business, and/or competitive factors; (h) the combined Company’s ability to develop and operate new projects; (i) the reduction or elimination of government economic incentives to the renewable energy market; (j) delays in acquisition, financing, construction and development of new projects; (k) the length of development cycles for new projects, including the design and construction processes for the combined Company’s projects; (l) the combined Company’s ability to identify suitable locations for new projects; (m) the combined Company’s dependence on landfill operators; (n) existing regulations and changes to regulations and policies that effect the combined Company’s operations; (o) decline in public acceptance and support of renewable energy development and projects; (p) sustained demand for renewable energy; (q) impacts of climate change, changing weather patterns and conditions, and natural disasters; (r) the ability to secure necessary governmental and regulatory approvals; and (s) other risks and uncertainties indicated in the preliminary or definitive proxy statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by RAC.

The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward looking statements, which speak only as of the date made. RAC, Aria, Archaea LLC and the combined Company do not undertake or accept any obligation or undertaking to update or revise the forward looking statements set forth herein, whether as a result of new information, future events or otherwise, except as may be required by law.

Non-GAAP Financial Measures

This press release includes non-GAAP measures, such as EBITDA, that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP measures used by other companies. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures prepared in accordance with GAAP. Forward looking non-GAAP measures are presented without reconciliation to the comparable GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, and RAC is unable to provide such reconciliation without unreasonable effort.

Important Information about the Transaction and Where to Find It

In connection with the proposed business combination, RAC intends to file a preliminary proxy statement and a definitive proxy statement with the Securities and Exchange Commission (the “SEC”). This press release does not contain all the information that should be considered concerning the proposed combination, and it is not intended to provide the basis for any investment decision or any other decision regarding the proposed combination. RAC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed combination, as these materials will contain important information about the combined Company, RAC, Aria, Archaea LLC and the proposed combination. When available, the definitive proxy statement will be mailed to the stockholders of RAC as of a record date to be established for voting on the proposed combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

RAC, Aria and Archaea LLC and their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies of RAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RAC’s stockholders in connection with the proposed combination, including their names and a description of their interests in the proposed combination, will be set forth in the proxy statement relating to such transaction when it is filed with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

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